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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  February 5, 1996
                                                       ----------------



                       TECHNICLONE INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




                   California              0-17085            95-3698422
          ------------------------------------------------------------------
          (State or other jurisdiction   (Commission        (IRS Employer
                of incorporation)        File Number)     Identification No)




            14282 Franklin Avenue, Tustin, California       92680
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code (714) 838-0500
                                                          --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                  Page 1 of 16
                            Exhibit Index on Page 5


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ITEM 5.  OTHER EVENTS


JOINT VENTURE WITH CAMBRIDGE ANTIBODY TECHNOLOGY, LTD.

        On February 5, 1996, Techniclone International Corporation (the "Registrant") entered into an agreement (the "Agreement") with Cambridge Antibody Technology, Ltd. ("CAT") to develop and market a new class of products for cancer therapy and diagnosis. The Agreement provides that Registrant and CAT will develop a monoclonal antibody based upon CAT's patented technology for producing fully human monoclonal antibodies and Registrant's Tumor Necrosis Technology. The Agreement provides that equity in the joint venture and costs associated with the development of the product would be shared equally between Registrant and CAT. Registrant would retain exclusive world-wide manufacturing rights.

        It is anticipated that the joint venture would conduct clinical trials concurrently in both the United States and Europe.




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ITEM 7.  EXHIBITS


EXHIBIT NO.   DESCRIPTION


10.1 Agreement dated February 5, 1996 between Cambridge Antibody Technology, Ltd. and Registrant.

99.1   Press Release dated February 6, 1996.








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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TECHNICLONE INTERNATIONAL
                                           CORPORATION



Date:  February 6, 1996                    By:  /s/ R.C. SHEPARD
                                               -------------------------------
                                                    R.C. Shepard
                                                    Assistant Secretary





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
                                 EXHIBIT INDEX



                                                                     SEQUENTIAL
EXHIBIT NO.                   DESCRIPTION                             PAGE NO.
-----------                   -----------                            ----------
10.1              Agreement dated February 5, 1996, between              6
                  Cambridge Antibody Technology, Ltd. and
                  Registrant

99.1              Press Release dated February 6, 1996                  15





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